Advancing the Science of tomorrow today. December 12, 2011

Safe Harbor Statement This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , including without limitation those statements regarding WaferGen’s ability to exploit commercialization opportunities . The statements and discussions contained in this presentation that are not historical facts constitute forward - looking statements, which can be identified by the use of forward - looking words such as "believes," "expects," "may," "intends," "anticipates," "plans," "estimates" and analogous or similar expressions intended to identify forward - looking statements . Although the forward - looking statements reflect our good faith judgment, based on currently available information, they involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward - looking statements . The forward - looking statements, estimates and projections involve significant subjective judgment and, accordingly, no representations are made as to their attainability . Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the "Risk Factors" contained in WaferGen’s Form 10 - K and Forms 10 - Q . We assume no obligation to update any forward - looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, other than as may be required by applicable law or regulation . 2 This image cannot currently be displayed.

Why Invest in Wafergen? Poised to drive commercial success by demonstrating value with thought leaders • SmartChip System is a nano - scale, flexible, massively parallel platform for performing genetic analysis via “gold standard” qPCR • >5,000 qPCR reactions on a single chip • High - speed and high flexibility at very low - cost Addressing key unmet needs in large and growing markets • Disease research • Personalized medicine Developed by an outstanding scientific team with a track - record of success Key value - creation milestones for 2012 3

Presentation Outline The SmartChip system WaferGen’s flexible business m odel SmartChip System vs. the c ompetition Why SmartChip i s better Key market drivers An o rganization p oised f or s uccess Path to commercial success Key v alue drivers for 2012 Summary 4

The SmartChip System Redefining Genomic Analysis 5 This image cannot currently be displayed. This image cannot currently be displayed. Verify and Validate High - Value Genomic Targets Nano - dispenser Technologies SmartChip Cycler >5K nanowell SmartChip Panels

WaferGen's Flexible Business Model

- 'Fee For Service' offering provides an easy and low risk way for customers to initially engage with WaferGen
- A 'razor and blade' business model with the following attributes:
  - Attractive margin potential
    - Overall ~60-70%
    - Instrument ~55%
    - Consumables ~70-85%
  - An array of chip types for gene expression and genotyping
    - Pre-configured Chips
    - Custom Chips

Advancing the science of tomorrow today.
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7 SmartChip Panels vs. the Competition Images of Dynamic Array and OpenArray are copyright of Fluidigm and Life Technologies, respectively. WaferGen’s Nanowells “the ultimate in flexibility” Fixed tracks – Fluidigm Open wells – Life Technologies

SmartChip System Platform Allows More Efficient, Effective Experiments 8 Why SmartChip ? WaferGen SmartChip System LifeTechnolgies OpenArray® Fluidigm Biomark® Technology ‘Right - size’ well eliminates costs Nanowell (100 nL) Through - hole cylinders (33nL) Microfluidics (10nL) Format Flexibility (Assay x Sample) More configurations allows more flexible experiments 12 X 384 24 X 216 48 X 108 72 X 7 2 96 X 54 120 X 42 192 X 24 384 X 12 16 X 144 32 X 96 64 X 48 128 X 24 192 X 16 256 X 12 24 X 192 48 X 48 96 X 96 Detection Chemistry Access to major chemistries speeds up adoption TaqMan SYBR TaqMan® (SYBR) TaqMan EvaGreen Assay Ready Chip User or SmartChip content speeds up research Yes Yes No System Price Lowest price on the market $175K $190K $260K

9 SmartChip Panels Offers a Compelling Value Proposition Case Study: Analyze 1,000 genes x 100 patients Total study cost 10X less Time to results 7X faster Flexibility Time to Results (Days) WaferGen SmartChip LifeTech Quant Studio Fluidigm 96x96 LifeTech 384 TaqMan Array Total Study Cost 10X 7X $70k $163k $164k $751k 3 6 9 20

Why SmartChip is Better

- A unique 100nL assay design
  - scale provides "correct" price and performance
  - large enough to provide accurate genome measurements across the application spectrum

- WaferGen's nano-scale, massively parallel SmartChip system provides accurate, high-throughput qPCR. Its distinctive value proposition is the combination of:
  - Content and format flexibility
  - Simplified work flow
  - Fast time to results
  - Significant cost benefits

Advancing the science of tomorrow today.
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Applications that Will Drive SmartChip’s Adoption and Growth Next Generation Sequencing (NGS) • Widely used technique -- $1 billion market for qPCR • Generates many leads • qPCR is essential for: – Target verification – Target validation Genotyping -- $1 billion for qPCR 11

SmartChip Adoption Will Be Propelled By Propagation of NGS

Evolution of Disease-based Research

Genome sequencing (High-End NGS)


Illumina

Vast disease-specific sequence databases (Bioinformatics)

Targeted sequencing seeks limited, relevant disease targets (Personal NGS)


Ion Torrent


WAFERGEN

$4.5B market


Verify Sequencing
Understand Prevalence
Understand Relevance

Is it real?

How often?

How important?

Qualified Leads

Advancing the science of tomorrow today.

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Leading Lab Confirms Value Proposition Partnering for High - Value Content Initiating a collaboration to develop high - value targets: • Cancer - specific long non - coding RNA 13

14 Validated results from discovery project miRNA are high - value targets Blood - based test SmartChip System Used for Verification

Applying the Value Proposition to Real World Science Case Study: Dr. Naftali Kaminski 15 Disease Pathway Discovery • Discovered expression biomarkers that were missed by leading microarray platform • New signatures were created with missing biomarkers using cohort of 205 IPF Patients Signature Validation for patient stratification and therapy monitoring • Blood based signature accurately predicts candidates that require lung transplants • Major cost saving test Years Survival Rate Prognosis Signature 1 Signature 2

Growth Drivers: Personalized Medicine Verify NGS Sequencing Understand Prevalence Understand Relevance *Piper Jaffrey, 4/2009 Companion Diagnostics Molecular Diagnostics Targeted Sequencing Genetic Analysis Market NGS Verification ($1B) Gene Expression ($2.5B) Genotyping: Human ($1B) Companion Diagnostics ($1.6B) Molecular Dx ($2.68B) $1B $2.5B $1B $1.6B $2.68B

An Organization Poised for Success World - Class Internal Scientific Team • David Gelfand, PhD -- CSO • Syed Husain, SVP Engineering • David Ginzinger, PhD -- VP Genomics Research Experienced Management Team and Board of Directors Outstanding and Highly - Engaged Scientific Advisory Board Growing Group of Field Applications Scientists To Pave to Way for Full - Scale Commercialization • Small Luxembourg office as European beachhead Well - Known Healthcare Investment Firms as Major Stakeholders Well capitalized 1) an ‘ Inventor of PCR ’ 17

World - Class Management Team 18 Mona Chadha Office of the President, COO, EVP, Marketing & Business Dev Donald Huffman Office of the President, Chief Financial Officer David Gelfand , Ph.D. Chief Scientific Officer Syed Husain SVP, Engineering David Ginzinger, Ph.D. VP, Genomics Research and Applications Alcatel Comptech

Experienced Board of Directors 19 Alnoor Shivji VPSA (Vivendi) Robert Coradini MBA Robert Hariri MD, PhD Timothy Triche MD, PhD Dean Hautamaki MD Makoto Kaneshiro MBA Genetic Devices, Co., Ltd. Joel Kanter Windy City, Inc Walnut Financial Services, Inc

Expert Scientific Advisory Board Eugene Bauer MD André Marion Founder Lincoln McBride PhD Muneesh Tewari MD, PhD Christopher Sears PhD Arul Chinnaiyan MD, PhD Paul Schimmel PhD Sharat Singh PhD 20

Path to Commercial Success Enhance market adoption • Key Opinion Leaders ( KOL) strategy and establishing a collaboration channel • Focused sales effort 21 KOL Validation and content build - out 2012 Commercial Success 2013 Technical Success 2011

2012 Commercial Strategy 22 This image cannot currently be displayed. Engage KOLs to help identify high - value applications • Close deals with KOLs through a collaboration channel • Gain scientific credibility via KOL strategy and publications Focus sales efforts in NA and EU with a small sales team • Drive existing customer base to greater utilization

KOL Program Goals 23 This image cannot currently be displayed. Establish KOL collaboration channel under leadership of David Ginzinger, PhD supported by David Gelfand, PhD and WaferGen team Goal of the channel is to sell science, gain scientific credibility, co - publish in 2012 Expand to 6 + KOL engagements in 2012

Key Value Drivers for 2012 Execution of Key Opinion Leader (KOL) Strategy for greater credibility and brand awareness • Thought leaders influence: – Future customers – Investors Generation of Multiple SmartChip - Based Publications Expanded Availability of Unique and High Value Content 24

Why Invest in Wafergen? Technology: SmartChip -- a genuine breakthrough in the field of genetic analysis Markets: At the right place at the right time in terms of the markets we serve. Our founders correctly identified high - throughput qPCR as an unmet need in research and diagnostics. Our competitors’ success validates our opportunity set Organization: WaferGen has the right people to succeed, both internally and externally Important Milestones on Tap for 2012: As we execute our KOL strategy and launch additional unique and high - value content 25

Thank You Thank you for your time Our COO, Mona Chadha and CFO, Don Huffman, are always available to you if you have additional questions about WaferGen or the SmartChip System 26